SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                                event reported):
                                 MARCH 30, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                      1-4717                 44-0663509
-------------------------------  --------------------    -----------------------
(State or other jurisdiction       (Commission file          (IRS Employer
     of incorporation)                number)             Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)









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ITEM 5.    OTHER EVENTS

Kansas City Southern ("KCS" or "Company") announced that on March 30, 2004, it closed on a new credit facility. See the Press Release attached hereto as
Exhibit 99.1 for further information.



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

               EXHIBIT NO.     DOCUMENT
               (99)            Additional Exhibits

               99.1 Press Release issued by Kansas City Southern dated March 31 2004 entitled, "KCS Closes on New Credit Facility," is attached hereto as
                               Exhibit 99.1













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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Kansas City Southern


Date: April 1, 2004    By:           /S/ RONALD G. RUSS
                       ----------------------------------------------------
                                     Ronald G. Russ
                       Executive Vice President and Chief Financial Officer

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU

    DATE:          MARCH 31, 2004

    CONTACT:       William H. Galligan                       Phone: 816/983-1551
                   william.h.galligan@kcsr.com


                        KCS CLOSES ON NEW CREDIT FACILITY

Kansas City Southern (KCS or the Company) (NYSE: KSU) announced that on March 30, 2004, it closed on a new credit facility. The new credit facility consists of a $100 million Revolving Credit Facility maturing on March 30, 2007 and a $150 million Term B Loan Facility maturing on March 30, 2008.

Proceeds from the Term B Loan Facility will be used to refinance KCS's existing credit facility, pay transaction costs, and for general corporate purposes. There were no funds drawn under the previous revolving credit facility and the $100 million borrowing capacity under the terms of the new Revolving Credit Facility is immediately available to the Company.

The joint lead arrangers for the new credit facility were Morgan Stanley Senior Funding, Inc. and Scotia Capital.


KCS IS COMPRISED OF, AMONG OTHERS, THE KANSAS CITY SOUTHERN RAILWAY COMPANY ("KCSR") AND EQUITY INVESTMENTS IN GRUPO TFM, SOUTHERN CAPITAL CORPORATION ("SOUTHERN CAPITAL") AND PANAMA CANAL RAILWAY COMPANY ("PCRC").

THIS PRESS RELEASE INCLUDES STATEMENTS CONCERNING POTENTIAL FUTURE EVENTS INVOLVING THE COMPANY, WHICH COULD MATERIALLY DIFFER FROM THE EVENTS THAT ACTUALLY OCCUR. THE DIFFERENCES COULD BE CAUSED BY A NUMBER OF FACTORS INCLUDING THOSE FACTORS IDENTIFIED IN THE "RISK FACTORS" AND THE "CAUTIONARY INFORMATION" SECTIONS OF THE COMPANY'S FORM 10-K FOR THE YEAR-ENDED DECEMBER 31, 2003 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") (COMMISSION FILE NO. 1-4717). THE COMPANY WILL NOT UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.